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Exhibit 10.5

THIRD AMENDMENT
TO
TYCO INTERNATIONAL (US) INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

A.
The Tyco International (US) Inc. Supplemental Executive Retirement Plan, as amended and restated as of April 1, 1999, and as amended by the First and Second Amendments thereto, is hereby further amended as follows:

        1.     Section 3 is amended by the addition of the following new Section 3(i).

          "(i)    With respect to each Participant who is listed on Appendix B to the Plan, the Company shall credit the amount set forth next to such Participant's name on the effective date indicated on said Appendix B."

        2.     A new Appendix B as set forth in the attachment to this Third Amendment, is hereby added to and made a part of the Plan.

B.
The effective date of this amendment is May 1 2002.

C.
Except as amended herein, the Plan is hereby confirmed in all other respects.

        IN WITNESS THEREFORE, this document has been signed on behalf of the Retirement Committee by its duly authorized representative this 30th day of July, 2002.

TYCO INTERNATIONAL (US) INC. RETIREMENT COMMITTEE
By:	/s/ ROBERT A. BENT
Robert A. Bent Clerk, Retirement Committee

APPENDIX B

Special Credits under Section 3(i)

Participant	Amount	Date of Credit
Dennis Crowley	$35,017.52 (US dollars)	July 1, 2002

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THIRD AMENDMENT TO TYCO INTERNATIONAL (US) INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
APPENDIX B
Special Credits under Section 3(i)